Filed pursuant to Rule 497(a)

Registration No. 333-230351

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF

$750.0 MILLION 3.875% UNSECURED NOTES DUE 2026

New York, NY—July 8, 2020—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $750.0 million in aggregate principal amount of 3.875% notes due 2026.  The notes will mature on January 15, 2026 and may be redeemed in whole or in part at Ares Capital’s option at any time at par plus a “make-whole” premium, if applicable.

BofA Securities, Inc., J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, BMO Capital Markets, LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. are acting as joint book-running managers for this offering. Barclays Capital Inc., BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Natixis Securities Americas LLC, Regions Securities LLC and SG Americas Securities, LLC are acting as joint lead managers for this offering.  Citigroup Global Markets Inc., Deutsche Bank Securities Inc., ICBC Standard Bank Plc, Santander Investment Securities Inc., U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC, CIBC World Markets Corp., Comerica Securities, Inc., Credit Suisse Securities (USA) LLC,  JMP Securities LLC, Keefe, Bruyette & Woods, Inc. and R. Seelaus & Co., LLC are acting as co-managers for this offering. The offering is expected to close on July 15, 2020, subject to customary closing conditions.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. Ares Capital may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The pricing term sheet dated July 8, 2020, the preliminary prospectus supplement dated July 8, 2020 and the accompanying prospectus dated May 29, 2019, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533; SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Securities Operations, 1-888-868-6856; or Wells Fargo Securities, LLC at 1-800-645- 3751.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop debt and equity financing solutions to U.S. middle market companies and power generation projects. Ares Capital originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company (“BDC”) and is the largest BDC by both market capitalization as of June 30, 2020 and total assets as of March 31, 2020. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative asset manager.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Ares Capital’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on Ares Capital’s business, Ares Capital’s portfolio companies, Ares Capital’s industry and the global economy. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital’s filings with the Securities and Exchange Commission. Ares Capital undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS

Ares Capital Corporation

Carl G. Drake or John Stilmar
888-818-5298

irarcc@aresmgmt.com